SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

TAILWIND FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-135790	13-4338095

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (416) 601-2422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2007, Tailwind Financial Inc. (the “Company”) appointed John Anderson, age 61, as its Chief Financial Officer, effective immediately. Mr. Anderson serves as chief financial officer of Impax Energy Services Income Trust. As a Chartered Accountant, Mr. Anderson was with Ernst & Young LLP for 24 years, the last 13 of which he served as a partner in the audit area. He left Ernest & Young LLP to become the chief financial officer of The T. Eaton Company Ltd. Having seen The T. Eaton Company through its first restructuring in 1997, Mr. Anderson spent two years with MDS Capital Corp., a venture capital company in the biotech sector. Mr. Anderson spent the next two years with a start-up company involved in nanotechnology. More recently, Mr. Anderson has been a financial consultant to numerous private and public companies, often as acting chief financial officer or project leader for complicated transactions. Mr. Anderson is currently a director of Roots Canada, a director of the Canadian Medical Discoveries Fund and chairman of the board of Ridley College.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2007, the Company’s Board of Directors approved an amendment to Section 2.2 of the Company’s by-laws, effective immediately, to provide that the Company’s Annual Meeting of Stockholders may be held at such time and place as the Board of Directors of the Company shall determine in accordance with Delaware law. A copy of the Restated By-Laws of the Company is attached hereto as Exhibit 3.2.

Section 8 - Other Events

Item 8.01.	Other Events.

On May 15, 2007, the Company announced that, commencing on May 16, 2007, the holders of the Company’s units may elect to separately trade the common stock and warrants included in such units.  Those units not separated will continue to trade on the American Stock Exchange under the symbol TNF.U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols TNF and TNF.WS, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

TAILWIND FINANCIAL INC.
By:	/s/ Andrew A. McKay
Andrew A. McKay
President and Chief Executive Officer

Dated: May 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.2	Restated By-Laws of Tailwind Financial Inc.
99.1	Press release dated May 15, 2007 of Tailwind Financial Inc.